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                                                                  Exhibit 99.5

                                 FIRST AMENDMENT
                                       OF
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                          MESO SCALE DIAGNOSTICS, LLC.

                  THIS FIRST AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT (this "Amendment") of MESO SCALE DIAGNOSTICS, LLC. (the "Company") is entered into as of August 15, 2001, by and between IGEN International, Inc., a Delaware corporation (formerly IGEN, Inc., a California corporation) ("IGEN", which refers to IGEN, Inc. prior to the date on which IGEN International, Inc. succeeded to the membership interest of IGEN, Inc. in the Company and to IGEN International, Inc. as of and after such date), and Meso Scale Technologies, LLC., a Delaware limited liability company ("MST" and together with IGEN, the "Members");

                  WHEREAS, IGEN, Inc., as the predecessor in interest to all of the interest of IGEN in the Company, and MST are parties to a certain Limited Liability Company Agreement, dated as of November 30, 1995 (the "Agreement"), pursuant to which they have organized a limited liability company under the provisions of the Delaware Limited Liability Company Act under the name Meso Scale Diagnostics, LLC. for the purposes set forth in the Agreement and subject to the terms and conditions thereof;

                  WHEREAS, the Company, MST and IGEN entered into a Joint Venture Agreement, dated as of November 30, 1995, as amended (the "Joint Venture Agreement"), for the purpose of setting forth their respective rights and obligations with respect to certain research and development activities and, if successful, the development, manufacturing, marketing and sale of the products, processes and services based thereon;

                  WHEREAS, the Company, MST and IGEN are amending the Joint Venture Agreement concurrently with the execution and delivery of this Amendment and are executing and delivering various other agreements in connection with the execution and delivery of this Amendment and the amendment to the Joint Venture Agreement; and

                  WHEREAS, MST and IGEN desire to amend the Agreement to reflect amendments to the Joint Venture Agreement and to make certain other changes, all as herein set forth;

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                  NOW, THEREFORE, in consideration of the foregoing, and of the covenants and agreements hereinafter set forth, the Members agree and amend the Agreement as follows:

1.   AMENDMENT OF CERTAIN DEFINITIONS

         1.1      Definitions

                  The definition of "Annual Financial Statements" contained in
Section 13.6 of the Agreement is hereby amended and restated as follows:

                  "13.6    "Annual Financial Statements" shall have the meaning
                            ---------------------------
                   set forth in the Joint Venture Agreement."

                  The definition of "Board of Managers" contained in Section
13.8 of the Agreement is hereby amended and restated as follows:

                  "13.8    "Board of Managers" shall mean the persons specified
                            -----------------
                  in Section 5.1.2 hereof or appointed by the Members in accordance with the procedures specified therein to manage the business and affairs of the Company in accordance with the terms of this Agreement."


                  The definition of "Class C Capital Contribution" contained in
Section 13.13a of the Agreement is hereby amended and restated as follows:

                  "13.13a  "Class C Capital Contribution" shall mean any Capital
                            ----------------------------
                  Contribution made by IGEN pursuant to Section 3.1.5 and designated as a Class C capital contribution in accordance with the Joint Venture Agreement."

                  The definition of "Percentage Interest" contained in Section
13.26 of the Agreement is hereby amended and restated as follows:

                  "13.26   "Percentage Interest" means the percentage for each
                            -------------------
                  Class A Member as determined pursuant to Section 3.1.3."


                  The definition of "Preferred Return" contained in Section
13.27 of the Agreement is hereby amended and restated as follows:

                  "13.27   "Preferred Return" shall mean with respect to each
                            ----------------
                  Class C Member's Class C Capital Contribution for each Fiscal Year or part thereof, (i) for the period from and after November 30, 1995 through December 31, 2000, an annual return equal to five percent (5%) per annum (cumulated not compounded) on the amount of such Member's

                                       2

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                  Adjusted Cumulative Class C Capital Contribution taking into account any additions to or reductions in such Adjusted Cumulative Class C Capital Contributions (which the parties expressly acknowledge and confirm shall not include any Preferred Return that is payable pursuant to this subsection
                  (i)) during the period for which the calculation is made, and
                  (ii) for the period from and after January 1, 2001, an annual return equal to the Prime Rate from time to time in effect plus one-half of one percent (0.5%) (cumulated not compounded) on the amount of such Member's Adjusted Cumulative Class C Capital Contribution taking into account any additions to or reductions in such Adjusted Cumulative Class C Capital Contributions (which the parties expressly acknowledge and confirm shall not include any Preferred Return that is payable pursuant to subsection (i) above or this subsection (ii)) during the period for which the calculation is made. As used herein, the term "Prime Rate" shall mean the rate of interest publicly announced by The Wall Street Journal (or, if The Wall Street Journal no longer publishes such information, a comparable publication) on the first day of each calendar quarter (or if no such announcement is made on such date, then on the day nearest preceding such date). For purposes hereof, the Company shall determine the Prime Rate on the first day of each calendar quarter and the Preferred Return payable hereunder shall remain unchanged throughout such calendar quarter."

                  The definition of "Transfer" contained in Section 13.31 of the Agreement is hereby amended and restated as follows:

                  "13.31   "Transfer" has the meaning given to it in Section
                            --------
                   8.1.1."

                  The Agreement is hereby amended to add the following definition:

                  "13.32   "MSD" means the limited liability company formed
                            ---
                   pursuant to this Agreement."

                  Unless the context otherwise specifies or requires, capitalized terms used in this Amendment which are not otherwise defined in the text of this Amendment shall have the meanings assigned to them in the Agreement, as amended by this Amendment. Unless otherwise specified, all references in this Amendment to Sections or Subsections are to Sections or Subsections of the Agreement, as amended by this Amendment.

2.   CAPITAL CONTRIBUTIONS; DISTRIBUTIONS

                  Section 3.1.2 of the Agreement is hereby amended and restated as follows:

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                  "3.1.2  IGEN Financing. IGEN shall make capital contributions
                          --------------
                  to the Company from time to time in accordance with the Joint Venture Agreement. IGEN and the Company shall determine the amount of IGEN's capital contributions to be treated as either the "Initial IGEN Capital Contribution" or "Class C Capital Contributions" in accordance with the Joint Venture Agreement, provided, however, that the total amount of the Initial IGEN
                  --------  -------
                  Capital Contribution shall not exceed $3,100,000. The parties agree that the funding of the Initial IGEN Capital Contribution was completed as of December 31, 2000. The Initial IGEN Capital Contribution has been divided into the Initial IGEN Class A Capital Contribution and the Initial IGEN Class B Capital Contribution in accordance with Section 3.1.3."

                  Section 3.1.3 of the Agreement is hereby amended and restated as follows:

                  "3.1.3  Allocation of Initial IGEN Capital Contribution. For
                          -----------------------------------------------
                  each $500 of the Initial IGEN Capital Contribution contributed, $1.00 has been credited to IGEN's Class A Capital Account (the "Initial IGEN Class A Capital Contribution") and $499.00 has been credited to IGEN's Class B Capital Account (the "Initial IGEN Class B Capital Contribution"). As of any date, but subject to adjustment in accordance with Section
                  10.14. of the Joint Venture Agreement, IGEN's Class A membership interest shall be the quotient, expressed as a percentage, obtained by dividing the amount of the Initial IGEN Class A Capital Contribution credited to IGEN's Class A Capital Account as of such date by 20,000, and MST's Class A membership interest as of any date shall be the difference between such quotient, expressed as a percentage, and 100 percent (each, a "Percentage Interest"). As a result of the contribution to MSD of all of the Initial IGEN Capital Contribution through December 31, 2000, as of such date and as of the date of the execution and delivery of the First Amendment of Limited Liability Company Agreement of Meso Scale Diagnostics, LLC., the Percentage Interest of IGEN was Thirty-One Percent (31%) and the Percentage Interest of MST was Sixty-Nine Percent (69%).

                  Section 4.3.1(d) of the Agreement is hereby amended and restated as follows:

                  "(d)    Fourth, to all Class A Members, pro rata in proportion
                  to their Percentage Interests."

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3.   REPORTS

                  The text of Section 7.4 of the Agreement is deleted and the following is substituted therefore:

                  "[Provision Intentionally Omitted]"


4.   MISCELLANEOUS AMENDMENTS

         4.1      Amendment of Section 2.7

                  Section 2.7 of the Agreement is hereby amended and restated as follows:

                  "2.7     Members' Names and Addresses.  The name and business
                           ----------------------------
                  address of each of the Members are as follows:

                           MESO SCALE TECHNOLOGIES, LLC
                           9905D Gable Ridge Terrace
                           Rockville, Maryland 20850
                           Attn.: Jacob N. Wohlstadter
                           Facsimile: (301) 947-7240

                           IGEN INTERNATIONAL, INC.
                           16020 Industrial Drive
                           Gaithersburg, Maryland 20877
                           Attn.: Richard J. Massey, Ph.D.
                           Facsimile: (301) 208-3799"


         4.2      Deletion of Section 2.9

                  The text of Section 2.9 of the Agreement is hereby deleted and the following is substituted therefore:

                  "[Provision Intentionally Omitted]"


         4.3      Section 4.7

                  Section 4.7 of the Agreement is hereby amended by deleting the phrase ", and such allocation".

         4.4      Section 5.1

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                  Section 5.1 of the Agreement is hereby amended by adding at the end of the second sentence thereof the following:

                  "and reflected in the minute books of the Company".

         4.5      Section 5.1.1

                  The second sentence of Section 5.1.1 of the Agreement is hereby amended and restated as follows:

                  "Each of MST and IGEN shall have the right to appoint one member of the Board of Managers so long as it retains any of its Interest as a Class A Member of the Company. IGEN shall be entitled to rely on the authority of the member of the Board of Managers appointed by MST with respect to all decisions made and actions taken by such member on behalf of MST pursuant to this Agreement without any obligation to perform any further inquiry thereof, and MST shall be entitled to rely on the authority of the member of the Board of Managers appointed by IGEN with respect to all decisions made and actions taken on behalf of IGEN pursuant to this Agreement without any obligation to perform any further inquiry thereof."

         4.6      Section 5.1.7

                  Section 5.1.7 of the Agreement is hereby amended by adding at the end of such section the following:

                  "Notwithstanding any applicable provision of this Agreement or the Joint Venture Agreement, and unless and until either clause (i) or (ii) of this Section 5.1.7 becomes applicable, the foregoing sentences of this Section 5.1.7, upon the occurrence of any event giving rise to a right to terminate the Joint Venture Agreement under Section 8.4 thereof, Board Members entitled to cast a majority of the votes that Board Members are then entitled to cast shall constitute a quorum of the Board of Managers, shall be entitled and authorized to hold a meeting of the Board of Managers, and shall be authorized to take action at any meeting of the Board of Managers unless and until either (i) MSD and/or MST fail to deliver to IGEN a Valuation Election Notice (as defined in the Joint Venture Agreement) prior to the expiration of the time period for delivery of such notice specified in Section 8.5.3.(a) of the Joint Venture Agreement with respect to the event which gave rise to such right to terminate, or (ii) MSD and/or MST timely deliver to IGEN a Valuation Election Notice but fail to deliver to IGEN a Purchase Election Notice (as defined in the Joint Venture Agreement) prior to the expiration of the time period for delivery of such notice specified in Section 8.5.3.(b) of the Joint Venture Agreement with respect to the event which gave rise to such right to terminate."

         4.7      Section 5.1.8

                  Section 5.1.8 of the Agreement is hereby amended by adding at the end of such section the following:

                  "Each Board Member shall be entitled to cast one vote with respect to any matters to be voted on or decided by the Board of Managers; provided, however, that upon the occurrence of any event giving rise to a right to terminate the Joint Venture Agreement under Section 8.4 thereof then, notwithstanding any applicable provision of this Agreement or the Joint Venture Agreement, and unless and until either clause (i) or (ii) of this Section 5.1.8 becomes applicable, all votes and decisions of the Board of Managers shall be determined by majority vote based on the Percentage Interests of the Class A Members, with the representative to the Board of Managers appointed by IGEN entitled to cast a percentage of the votes equal to IGEN's Percentage Interest at the time and the representative to the Board of Managers appointed by MST entitled to cast a percentage of the votes equal to MST's Percentage Interest at the time, unless and until either (i) MSD and/or MST fail to deliver to IGEN a Valuation Election Notice prior to the expiration of the time period for delivery of such notice specified in Section 8.5.3.(a) of the Joint Venture Agreement with respect to the event which gave rise to such right to terminate, or (ii) MSD and/or MST timely deliver to IGEN a Valuation Election Notice but fail to deliver to IGEN a Purchase Election Notice prior to the expiration of the time period for delivery of such notice specified in Section 8.5.3.(b) of the Joint Venture Agreement with respect to the event which gave rise to such right to terminate."

         4.8      Section 5.1.11

                  The reference in the second sentence of Section 5.1.11(a) of the Agreement to Section 5.1.10 is hereby amended to refer to Section 5.1.11.

         4.9      Section 5.2

                  The last sentence in Section 5.2 of the Agreement is hereby amended and restated as follows:

                  "Subject to the provisions of this Agreement which require the unanimous consent or approval of the Class A Members, including without limitation Section 5.3, the power and authority granted to the

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                  Board of Managers hereunder shall consist of all those
                  necessary or convenient for the furtherance of the purposes of the Company (consistent with other provisions of this Agreement and the Joint Venture Agreement), as well as the power and authority to undertake and make decisions concerning
                  (a) entering into leases for real or personal property to the extent inconsistent with the then current budget approved pursuant to Section 2.8. of the Joint Venture Agreement; (b) purchasing, constructing, improving and developing real property to the extent inconsistent with the then current budget approved pursuant to Section 2.8. of the Joint Venture Agreement; (c) giving guarantees and indemnities; (d) entering into contracts or agreements (including, without limitation, contracts or agreements relating to the borrowing of money) to the extent inconsistent with the then current budget approved pursuant to Section 2.8. of the Joint Venture Agreement and in excess of $100,000; (e) issuing securities, equity or other interests of or in the Company; (f) mergers with or acquisitions of other entities; (g) dissolution; (h) the sale or lease of all or substantially all of the assets of the Company; (i) forming subsidiaries or joint ventures; (j) compromising, arbitrating, adjusting, and litigating claims in favor of or against the Company other than in the ordinary course of business; and (k) the making of investments in or the acquisition of securities of any person or entity (to the extent not otherwise contemplated by the grant to the Board of Managers pursuant to Section 3.1 of the Joint Venture Agreement of the responsibility for the management of the Company's available funds).

         4.10     Section 5.3.3

                  Section 5.3.3 of the Agreement is hereby amended by adding at the end of such section the following:

                  ", except as provided for in Sections 2.4.3(c), 8. and 10.14 of the Joint Venture Agreement".


         4.11     Section 5.3.4

                  Section 5.3.4 of the Agreement is hereby amended by adding at the end of such section the following:

                  ", except as provided for in Sections 2.4.3(c), 8. and 10.14 of the Joint Venture Agreement".


         4.12     Section 5.4.2


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

                  Section 5.4.2 is hereby amended by modifying the proviso to read as follows:

                  "; provided, however, that without the unanimous vote or resolution of the Board of Managers, no such officer shall have the power to undertake any of the acts or activities referred to in the last sentence of Section 5.2 hereof".

         4.13     Section 5.4.6

                  Section 5.4.6 is hereby amended and restated as follows:

                  "The President shall be the chief executive officer and shall have overall executive responsibility and general authority for management of and shall have general charge, supervision and control of the business, affairs, operations and property of the Company, subject to the supervision and oversight of the Board of Managers. Without limiting the foregoing, the President shall have the authority to execute and implement each budget that has been approved in accordance with Section
                  2.8 of the Joint Venture Agreement. The President also may sign or execute, in the name and on behalf of the Company, all deeds, mortgages, bonds, agreements, patent, trademark, copyright and domain name applications and any documents related to the prosecution and maintenance of such intellectual property rights, or other undertakings or instruments, except in cases where the signing or execution thereof shall have been expressly delegated by the Board of Managers to some other officer or agent of the Company. The President shall have and may exercise such additional powers and perform such additional duties as may be provided by law or as are incident to the office of president and chief executive officer of a business enterprise or as are customarily performed by persons holding such offices and such other duties as are assigned by this Agreement and as may from time to time be assigned by the Board of Managers.

                  Unless the Board of Managers otherwise specifies, the President (provided the President is a member of the Board of Managers) shall preside, or designate the person who shall preside, at all meetings of Members and of the Board of Managers.

                  Any Vice Presidents shall have duties as shall be designated from time to time by the Board of Managers or the President.

                  Subject to Section 5.4.2, this Section 5.4.6 shall be given effect notwithstanding any other provision of this Agreement or the Joint Venture Agreement to the contrary."

         4.14     Section 5.4.8

                  Section 5.4.8 is hereby amended by deleting the word "designed" in the second sentence thereof and replacing it with the word "designated".

         4.15     Section 10.1

                  Section 10.1 of the Agreement is hereby amended by deleting the phrase "Act." at the end of Section 10.1.7 and replacing it with the following:

                  "Act;

                  provided, however, that the Company shall not be dissolved, and its business shall be continued, upon the occurrence of a Dissolution Event described in Section 10.1.1 if the other Member thereafter consents in writing to the continuation of the Company."

         4.16     Section 11.3

                  Section 11.3 of the Agreement is hereby amended by deleting the phrase "made in accordance with Section 2.4.2 of" from the third sentence thereof and replacing it with the phrase "to the extent provided in".

         4.17     Section 12.1

                  Section 12.1 is hereby amended and restated as follows:

                  "12.1 Amendments. Notwithstanding any other provision of this
                        ----------
                  Agreement or the Joint Venture Agreement, and in addition to any amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by a writing duly executed by all of the Members; provided, however, upon the occurrence of one or more of the events set forth in Section
                  8.4. of the Joint Venture Agreement giving rise either to MST's and/or MSD's right to terminate the Joint Venture Agreement and the delivery of a Purchase Election Notice under
                  Section 8.5.3.(b) of the Joint Venture Agreement, amendments may be made to this Agreement from time to time by a writing duly executed by Class A Members representing a majority of the Percentage Interests."


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

         4.18     Section 12.3

                  Section 12.3 of the Agreement is hereby amended by deleting the phrase "made in accordance with Section 2.4.2 of" from the last sentence thereof and replacing it with the phrase "to the extent provided in".

         4.19     New Section 12.9

                  Article 12 is hereby amended by inserting the following as a new Section 12.9:

                  "Section 12.9 Approvals. Notwithstanding any other provision
                                ---------
                  to the contrary contained herein, IGEN hereby agrees that, in its capacity as a Member of the Company and as a party to this Agreement and acting through its designee on the Board of Managers (i.e., the IGEN Manager (as defined in the Joint Venture Agreement)), IGEN, directly or indirectly, shall not
                  (i) vote against, (ii) refuse to consent to, (iii) refuse to agree to, or (iv) refuse to approve, any action requiring the vote, consent, agreement or approval of the Members or of the parties to this Agreement or the Board of Managers if such action is supported by MST, in its capacity as a Member and as a party to this Agreement and acting through its designee on the Board of Managers (i.e., the MST Manager (as defined in the Joint Venture Agreement)), unless a committee of the Board of Directors of IGEN reasonably concludes that such action is not in the best interests of IGEN and its stockholders; provided that, IGEN hereby agrees that, in connection with its consideration of such action, IGEN shall take into consideration the interests of the Company."

5.   MISCELLANEOUS PROVISIONS

         5.1      Representations

                  Each of IGEN and MST hereby represents to the other that it has the power and authority to enter into this Amendment and to perform its obligations under the Agreement, as amended by this Amendment, and under this Amendment, and that its execution, delivery and performance hereof has been duly and validly authorized (including in the case of IGEN, approval by the committee of the Board of Directors of IGEN established by the Board of Directors of IGEN at its meeting on August 31, 2000). Each of IGEN and MST hereby represents to the other that its execution and delivery of this Amendment and its performance of the Agreement, as amended by the Amendment, will not constitute a breach of and will not conflict with any agreement or duty to or by which such party is bound, and will not violate any law or governmental regulation applicable to such party.

         5.2      Additional Actions and Documents

                  Each Member hereby agrees to take or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments (including an amended and restated version of the Agreement, as amended by this Amendment), and to use commercially reasonable efforts to obtain such consents, as may be necessary or as may be reasonably requested in order fully to effectuate the purposes, terms and conditions of the Agreement, as amended by this Amendment.

         5.3      Effect on Agreement

                  It is the express intention and agreement of the Members that all provisions of the Agreement, as amended by this Amendment, shall survive and remain in full force and effect following the execution and delivery of this Amendment, and the provisions of this Amendment shall be considered part of, and governed by, the terms of the Agreement (as so modified). Unless the context otherwise requires, any reference to the Agreement as of and after the date of this Amendment (including, as appropriate, references to "this Agreement" in quoted sections in this Amendment) shall be deemed to be a reference to the Agreement, as amended by this Amendment.

         5.4      Headings

                  Section and subsection headings contained in this Amendment are inserted for convenience of reference only, shall not be deemed to be a part of this Amendment for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         5.5      Governing Law

                  This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

         5.6      Survival

                  The provisions of Sections 5.1, 5.2, 5.3, 5.4, 5.5 and 5.6 of this Amendment shall survive expiration or termination for any reason of the Agreement.


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

         5.7    Execution in Counterparts

                This Amendment may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.



                  [Remainder of Page Intentionally Left Blank]


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

         IN WITNESS WHEREOF, the undersigned have caused this First Amendment of Limited Liability Company Agreement to be duly executed and delivered on their behalf, as of the day and year first hereinabove set forth.

                                    IGEN INTERNATIONAL, INC.

                                    /s/ George Migausky
                                    -------------------------------------------
                                    By: George Migausky
                                    Title: Vice President and Chief Financial
                                           Officer


                                    MESO SCALE TECHNOLOGIES, LLC.


                                    /s/ Jacob N. Wohlstadter
                                    -------------------------------------------
                                    By:    Jacob N. Wohlstadter
                                    Title: President and
                                           Chief Executive Officer


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